UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2026

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 9th Floor, New York, NY	10152
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 478-9200

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
Purchase and Sale Agreement

On April 1, 2026, Nuveen Churchill Private Capital Income Fund, a Delaware statutory trust (the “Fund”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Nuveen Churchill BDC V, a Delaware statutory trust (“BDC V”), in accordance with Rule 17a-8 under the Investment Company Act of 1940, as amended (the “1940 Act”). Pursuant to the Purchase Agreement, BDC V will sell to the Fund substantially all of its assets, and the Fund will assume BDC V’s outstanding liabilities, for total cash consideration equal to BDC V’s net asset value (“NAV”) as of the Determination Date (as defined below) (the “Transaction”). The Board of Trustees of each of the Fund (the “Fund Board”) and BDC V (the “BDC V Board”), including all of the respective trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund or BDC V, have approved the Purchase Agreement and the Transaction contemplated thereby.

The Fund and BDC V are affiliated business development companies (“BDCs”) that are externally managed by Churchill PCIF Advisor LLC (the “Adviser”) and Churchill Asset Management LLC (“Churchill”), respectively, each of which is a Delaware limited liability company controlled by Nuveen, LLC, the investment management division of the Teachers Insurance and Annuity Association of America. Churchill also serves as a sub-adviser to the Fund under an investment sub-advisory agreement by and between the Adviser and Churchill, pursuant to which the Adviser has delegated substantially all of its daily portfolio management obligations under its investment advisory agreement with the Fund to Churchill. Further, the same individuals who serve as trustees on the Fund Board also serve as trustees on the BDC V Board, except that the Fund Board includes one additional trustee who is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Fund that does not serve on the BDC V Board.

Transaction Contemplated by the Purchase and Sale Agreement

As of a mutually agreed date no earlier than 48 hours (excluding Sundays and holidays) prior to the effective time of the Transaction (the “Determination Date”), BDC V will deliver to the Fund a calculation of BDC V’s NAV as of the Determination Date (the “Closing NAV”). Based on such calculation, at the effective time of the Transaction (the “Effective Time”), the Fund will deliver to BDC V cash consideration in an amount equal to the Closing NAV, and BDC V will sell, transfer, assign, convey and deliver to the Fund all of its assets (other than any assets necessary for BDC V to carry out its wind down and liquidation), and the Fund will assume BDC V’s outstanding liabilities, including all indebtedness outstanding under BDC V’s credit facility and all obligations under the documents governing BDC V’s portfolio assets. As soon as reasonably practicable following the closing of the Transaction, BDC V will cease its investment operations and distribute the cash consideration it receives from the Transaction and all of its remaining assets, if any, to its shareholders, among other actions necessary for the successful wind down, liquidation, and termination of BDC V’s existence.

Representations, Warranties and Covenants; Conditions to and Termination of the Transaction

The Purchase Agreement contains certain representations, warranties and covenants by each of the Fund and BDC V, subject to specified exceptions and qualifications. The Purchase Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of the Fund’s and BDC V’s business during the period prior to the closing of the Transaction, the preparation of a proxy statement on Schedule 14A to be filed by BDC V in connection with the Transaction (the “Proxy Statement”), and obtaining certain regulatory and third party consents, if any. BDC V has agreed to solicit the approvals required of its shareholders for the Purchase Agreement and the Transaction contemplated thereby (the “Transaction Proposal”).

Closing of the Transaction, which is currently anticipated to occur during the second quarter of 2026, is subject to certain closing conditions, including requisite approval by BDC V’s shareholders and certain other closing conditions set forth in the Purchase Agreement. The Purchase Agreement also contains certain termination rights in favor of the Fund and BDC V, including if the Transaction is not completed by May 31, 2026.

General

The description above is only a summary of the material provisions of the Purchase Agreement and is subject to and qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

The representations, warranties and covenants set forth in the Purchase Agreement have been made only for purposes of the Purchase Agreement and were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures made for purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any factual information regarding the parties to the Purchase Agreement or their respective businesses.

Item 7.01    Regulation FD Disclosure

On April 2, 2026, the Fund and BDC V issued a joint press release announcing the execution of the Purchase Agreement, a copy of which has been furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information set forth under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

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Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events, future performance or financial condition or the Transaction. In addition, words such as “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties.

Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with: (i) the ability of the parties to consummate the Transaction on the expected timeline, or at all; (ii) the expected synergies associated with the Transaction; (iii) the ability of either the Fund or BDC V to realize the anticipated benefits of the Transaction; (iv) the failure of BDC V’s shareholders to approve the Transaction Proposal and authorize the BDC V Board to withdraw BDC V’s election to be regulated as a BDC under the 1940 Act; (v) the possibility that any or all of the various conditions to the consummation of the Transaction may not be satisfied or waived, and any potential termination of the Purchase Agreement or action of BDC V’s shareholders with respect to the Transaction; (vi) the effects of any disruption on the business of the Fund and BDC V from the Transaction; (vii) changes in the economy, financial markets and political environment; (viii) risks associated with possible disruption in the operations of the Fund or BDC V prior to the closing of the Transaction or disruption in the economy generally due to geopolitical conflicts or other unanticipated events; (ix) any changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (x) conditions in the BDC industry; and (xi) other considerations that may be disclosed from time to time in the Fund’s and BDC V’s publicly disseminated documents and filings.

The Fund and BDC V have based the forward-looking statements included in this Current Report on Form 8-K on information available to them on the date of this Current Report on Form 8-K, and they assume no obligation to update any such forward-looking statements. Although the Fund and BDC V undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that the Fund and BDC V may file with the SEC, in the future, including the Proxy Statement that will be filed by BDC V in connection with the Transaction, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1	Purchase and Sale Agreement, dated April 1, 2026, by and between Nuveen Churchill BDC V, as seller, and Nuveen Churchill Private Capital Income Fund, as buyer.
99.1	Joint Press Release of Nuveen Churchill BDC V and Nuveen Churchill Private Capital Income Fund, dated April 2, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: April 2, 2026	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President